                                                                    Exhibit 99.3

Jun-2002                        1995-A                             Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                        $2,591,799,604.05
Beginning of the Month Finance Charge Receivables:                     $134,031,322.06
Beginning of the Month Discounted Receivables:                                   $0.00
Beginning of the Month Total Receivables:                            $2,725,830,926.11

Removed Principal Receivables:                                                   $0.00
Removed Finance Charge Receivables:                                              $0.00
Removed Total Receivables:                                                       $0.00

Additional Principal Receivables:                                                $0.00
Additional Finance Charge Receivables:                                           $0.00
Additional Total Receivables:                                                    $0.00

Discounted Receivables Generated this Period:                                    $0.00

End of the Month Principal Receivables:                              $2,591,257,172.52
End of the Month Finance Charge Receivables:                           $136,465,334.68
End of the Month Discounted Receivables:                                         $0.00
End of the Month Total Receivables:                                  $2,727,722,507.20

Special Funding Account Balance                                                  $0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)      $1,482,000,000.00
End of the Month Transferor Amount                                   $1,109,257,172.52
End of the Month Transferor Percentage                                          42.81%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                              $57,754,094.93
     60-89 Days Delinquent                                              $41,871,886.55
     90+ Days Delinquent                                                $79,055,181.70

     Total 30+ Days Delinquent                                         $178,681,163.18
     Delinquent Percentage                                                       6.55%

Defaulted Accounts During the Month                                     $16,677,241.06
Annualized Default Percentage                                                    7.72%

Jun-2002                        1995-A                             Page 2

Principal Collections                                    $278,726,653.98
Principal Payment Rate                                            10.75%

Total Payment Rate                                                11.63%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                     $368,000,000.00
     Class B Initial Invested Amount                      $32,000,000.00
                                                         ---------------
TOTAL INITIAL INVESTED AMOUNT                            $400,000,000.00

INVESTED AMOUNTS, as of July 15, 2002
     Class A Invested Amount                                       $0.00
     Class B Invested Amount                              $32,000,000.00
                                                          --------------
TOTAL INVESTED AMOUNT                                     $32,000,000.00

ADJUSTED INVESTED AMOUNTS, as of July 15, 2002
     Class A Adjusted Invested Amount                              $0.00
     Class B Adjusted Invested Amount                     $16,000,000.00
                                                          --------------
TOTAL ADJUSTED INVESTED AMOUNT                            $16,000,000.00

FLOATING ALLOCATION PERCENTAGE                                     8.33%

PRINCIPAL ALLOCATION PERCENTAGE                                   15.43%

MONTHLY SERVICING FEE                                        $40,000.00

INVESTOR DEFAULT AMOUNT                                   $1,389,877.55

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                            0.00%

     Class A Finance Charge Collections                   $2,960,780.54
     Other Amounts                                                $0.00

TOTAL CLASS A AVAILABLE FUNDS                             $2,960,780.54

     Class A Monthly Interest                                     $0.00
     Class A Servicing Fee                                        $0.00
     Class A Investor Default Amount                      $1,183,969.76

TOTAL CLASS A EXCESS SPREAD                               $1,776,810.78

REQUIRED AMOUNT                                                   $0.00

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Jun-2002                        1995-A                             Page 3

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                          100.00%

     Class B Finance Charge Collections                     $635,649.09
     Other Amounts                                                $0.00

TOTAL CLASS B AVAILABLE FUNDS                               $635,649.09

     Class B Monthly Interest                                $54,755.56
     Class B Servicing Fee                                   $40,000.00

TOTAL CLASS B EXCESS SPREAD                                 $540,893.53

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                       $2,317,704.31

     Excess Spread Applied to Required Amount                     $0.00

     Excess Spread Applied to Class A Investor Charge Offs        $0.00

     Excess Spread Applied to Class B Items                 $205,907.79

     Excess Spread Applied to Class B Investor Charge Offs        $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee         $0.00

     Excess Spread Applied to Cash Collateral Account             $0.00

     Excess Spread Applied to Reserve Account                     $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                    $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                   $2,111,796.52

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Jun-2002                         1995-A                            Page 4

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $9,588,561.84

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                              $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                        $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Items                                                          $0.00

    Excess Finance Charge Collections applied to
    Class B Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                        $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.20%
    Base Rate (Prior Month)                                                4.10%
    Base Rate (Two Months Ago)                                             4.12%
                                                                   -------------
THREE MONTH AVERAGE BASE RATE                                              4.14%

    Portfolio Yield (Current Month)                                        6.62%
    Portfolio Yield (Prior Month)                                         12.64%
    Portfolio Yield (Two Months Ago)                                      11.12%
                                                                   -------------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       10.12%

Jun-2002                         1995-A                            Page 5

PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

    Class A Principal Collections                                 $39,575,362.42

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

    Class B Principal Collections                                  $3,441,335.86

TOTAL PRINCIPAL COLLECTIONS                                       $43,016,698.28

INVESTOR DEFAULT AMOUNT                                            $1,389,877.55

REALLOCATED PRINCIPAL COLLECTIONS                                          $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                          $0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                             $0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                $16,000,000.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                    $16,000,000.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $28,406,575.83

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                    $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                                $4,000,000.00
    Available Cash Collateral Amount                               $4,000,000.00

Jun-2002                         1995-A                            Page 6

INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                     $0.00
    Class B Interest Rate Cap Payments                                     $0.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00


                                      First USA Bank, National Association
                                      as Servicer

                                      By:   /s/ Michael J. Grubb
                                            -------------------------------
                                            Michael J. Grubb
                                            First Vice President